UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  03/20/2012

PLUM CREEK TIMBER COMPANY, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  1-10239

DELAWARE	91-1912863
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

999 Third Avenue, Suite 4300
Seattle, Washington 98104-4096
(Address of principal executive offices, including zip code)

206-467-3600
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)        As disclosed in the Plum Creek Timber Company, Inc. Current Report on Form 8-K dated February 7, 2012 and filed on February 13, 2012, the company's Board of Directors appointed Lawrence A. Selzer to serve on the Board for a term expiring at the next annual meeting of stockholders scheduled to take place on May 8, 2012. At the time of the report, Mr. Selzer had not been appointed to a committee of the Board. On March 20, 2012, the Board appointed Mr. Selzer to serve as a member of the Board's Compensation Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLUM CREEK TIMBER COMPANY, INC.

Date: March 26, 2012	By:	/s/ David W. Lambert
David W. Lambert
Senior Vice President and Chief Financial Officer